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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 April 14, 2006

                         VERTICAL COMPUTER SYSTEMS, INC.
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               (Exact Name of Registrant as Specified in Charter)


            DELAWARE                   000-28685              65-0393635
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  (State or other jurisdiction       (Commission            (IRS Employer
        of incorporation)            File Number)         Identification No.)


    201 MAIN STREET, SUITE 1175, FORT WORTH, TEXAS               76102
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       (Address of principal executive offices)               (Zip code)

    Registrant's telephone number, including area code:     (817) 348-8717

                                 NOT APPLICABLE
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          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;  ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

      David Braun, the Controller and Principal Accounting Officer of Vertical Computer Systems, Inc., a Delaware corporation (the "Company"), has resigned for personal reasons (the "Resignation"). The effective date of the Resignation was 6:00 pm local time on April 14, 2006. Mr. Braun did not resign as a result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices, and Mr. Braun did not furnish a letter to the Company with respect to any such disagreement.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits - None.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2006             VERTICAL COMPUTER SYSTEMS, INC.


                                 By:    /s/ Richard Wade
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                                 Name:  Richard Wade
                                 Title: President and Chief Executive Officer


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